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                                                                   EXHIBIT 10.10

                              SETTLEMENT AGREEMENT
                                       AND
                                 MUTUAL RELEASES

1.       This is a Settlement Agreement and Mutual Release between Wayne Ford
         (Ford), Jennifer Roden (Roden) and Fibr-Plast Corporation (Fibr-Plast or Company) and also Thomas G. Watson (Watson) and Joseph Francella (Francella), as hereafter described.

2. CONSIDERATION. The consideration for this settlement and these releases includes the sum of $1.00 cash in hand paid by these parties each to the other, the receipt of which is hereby acknowledged, and additionally those representations, commitments, covenants and releases hereafter given and exchanged.

3. FORD AND RODEN CLAIMS. Roden claims certain unpaid salary as a past employee of Company, which claim Company disputes. Roden has filed an action to recover such monies as case #CS-2000-7068 in the District Court of Tulsa County, Oklahoma, styled Jennifer Roden, Plaintiff, vs. Fibr-Plast Corporation, Defendant (The Case). Ford asserts a claim against Company including, without limitation, salary, expenses, other compensation and damages. Without admitting the validity of such claims, any obligation to Roden or Ford or the entitlement of either to any monies, Company is now paying to Roden and Ford the total cash sum of $15,000.00, the receipt of which is hereby acknowledged, in complete and full satisfaction of any and all accounts, claims, demands or causes of action against Company or against its shareholders, directors, officers, agents or attorneys (past or present) for salary, wages, expenses, compensation of any and all kinds, personal injury (known or unknown, now existent or hereafter discovered) or the damage or loss of any property (known or unknown, now existent or hereafter discovered) and covenants not to sue thereon.

4. DISMISSAL OF RODEN LITIGATION. In exchange for the foregoing consideration, Roden shall now dismiss The Case with prejudice; in this connection, Roden shall use that form of Dismissal With Prejudice attached hereto as "Exhibit A."

5. FORD TRANSFER OF STOCK. In exchange for the foregoing consideration, and for the additional consideration of $40.00 cash in hand paid, the receipt of


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         which is hereby acknowledged, Ford additionally shall transfer and assign to Company all capital stock in Company or any claims as to options, stock or rights or interests in the capital stock of Company. Ford shall use those forms attached hereto as "Exhibit B." Additionally, Ford shall now assign and surrender all stock certificates or evidence of shares in Company or in Urban Resource Technologies, Inc. Because such entities had dealings with or did business for Company or for Urban Resource Technologies, Inc., Ford also declares that he has no claim to or interest in the capital stock of Neodyne Drilling Corporation, Neodyne Partners, Inc., Great Midwest Corporation d/b/a GMC Corporation or Dome Corporation, and that he will execute such disclaimers, transfers or other documents as shall be necessary to divest him hereafter of any such interests or claims. Ford hereby appoints the corporate secretary of Fibr-Plast as his agent and attorney-in-fact to act as transfer agent, to transfer his certificates in Fibr-Plast or in Urban Resource Technologies TO Fibr-Plast in compliance with the foregoing.

6. RETURN OF COMPANY RECORDS. As further consideration owing by Roden and Ford, each does herewith declare that she or he has now contemporaneously returned all of the records of Company (whether originals or copies) and including - without limitation - minute books, resolutions, by-laws, minutes of shareholders meetings or of directors meetings, blank or unused stock certificates, canceled stock certificates, accounting data, and the like.

7. TRANSFER OF CLAIMS TO PATENTS, TRADEMARKS AND COPYRIGHTS. As further consideration owing by Ford to Company, Ford does now transfer, assign, set over and QuitClaim to Company the following:

         7.1 Any and all rights to patents, patents pending, copyrights or trademarks of Company;

         7.2 Any and all claim to or interest in processes or products conceived by Ford (alone or in conjunction with others), during any period when he served as an officer and/or director of Company and Urban Resource Technologies, Inc.;

         7.3 Ford does herewith assign, transfer, set over and QuitClaim the same to Company unconditionally. Ford shall use the forms attached hereto as "Exhibit C."

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8.       RELEASE BY COMPANY TO RODEN. In exchange for the foregoing consideration, Company does hereby release Roden from any and all accounts, claims, demands or causes of action (known or unknown, now existing or hereafter discovered) and covenants not to sue thereon.

9. RELEASE BY RODEN TO COMPANY. For the same consideration herein described, Roden does hereby release Company, its shareholders, directors, officers, agents, employees and its attorneys (past and present), from any and all accounts, claims, demands or causes of action (agreed or disputed, now known or hereafter discovered) and covenants not to sue thereon.

10. COMPANY RELEASE TO FORD. In exchange for the foregoing consideration, the Company does hereby release Ford from any and all accounts, claims, demands or causes of action of whatsoever nature and without limitation, and covenants not to sue thereon. Watson and Francella join in such release and they do now release Ford from any and all accounts, claims, demands or causes of action of whatsoever nature and without limitation, and covenants not to sue thereon.

11. FORD RELEASE TO COMPANY. As part of the consideration owing by Ford to Company, Ford does hereby release Company, its shareholders, directors, officers and agents, including without limitation Watson and Francella from any and all accounts, claims, demands or causes of action whatsoever (agreed or disputed, now known or hereafter discovered) and covenants not to sue thereon.

12. SPECIAL COVENANT BY FORD As part of the consideration owing by Ford to Fibr-Plast Corporation, Ford represents and acknowledges that he has carefully read Company's form SB-2 on file with the Securities and Exchange Commission, which he has downloaded from www.sec.gov, and all filed amendments thereto, and he enters into this transaction, settlement and release with full knowledge of all such documents and the contents thereof.

13. SECOND SPECIAL COVENANT BY FORD . These parties agree that all prior contracts, agreements and understandings between them are canceled and are superseded by this Settlement Agreement; provided, however, that the non-disclosure and non-competition provisions of the prior agreements between Fibr-


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         Plast and Ford shall remain in full force and effect, commencing with the date of his resignation as an officer and director as of April 14, 2000.

14. SALE OF CORPORATE PROPERTY. At this time, Ford is in possession of a certain computer (keyboard, CPU, monitor and mouse) leased by Fibr-Plast from Gateway Computers. Additionally, Ford is also in possession of a certain laptop computer. Ford has advised that he wants to buy the desktop Gateway computer from the owner/lessor at the stipulated price of $700.00. With respect to these two computers. The parties have further agreed that at the closing of this settlement, Ford shall deliver a cashier's check or money order payable jointly to Company and Gateway Computers (or any leasing company to which Gateway assigned the lease-purchase agreement) and Fibr-Plast in the sum of $700.00. Fibr-Plast shall assign such check to Gateway for the purchase of that specific desktop computer in the possession of Ford. In this connection, these parties acknowledge that Fibr-Plast has outstanding leases on two open and two closed (other desktop computers and Ford's said check shall not be used to pay any obligations on these other computers).

15. DISCLAIMER OF CORPORATE STOCK BY RODEN. In consideration of the payment above described, the receipt of which is hereby acknowledged, Roden does hereby declare that she has no interest in or claim to the capital stock of Fibr-Plast Corporation, Urban Resource Technologies, Inc., Urban Resource Technologies, Inc., Neodyne Drilling Corporation, Neodyne Partners, Inc., Great Midwest Corporation d/b/a GMC Corporation or Dome Corporation. In this connection, Roden hereby appoints the corporate secretary of Fibr-Plast as her agent and attorney-in-fact to act as transfer agent, to transfer her certificates in Fibr-Plast and in Urban Resource Technologies TO Fibr-Plast in compliance with the foregoing.

16.      MISCELLANEOUS

         16.1 (Interpretation). The captions on the various sections and paragraphs are for convenience only and the entire Agreement shall be construed as a whole. The invalidity of any phrase, clause or provision herein contained shall not render this Agreement as void nor unenforceable and the same shall thereafter be construed as if such phrase, clause or provision were not herein contained and to otherwise give maximum effect to the intent of

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                  these parties. This Agreement is made in Oklahoma and may be litigated in the State, District or Federal Courts in that County where the home offices of Company is situated. This Agreement supersedes and cancels any prior discussions, negotiations, agreements or contracts covering the subject matter hereof and may hereafter be modified or amended only by the joint written act of both parties.

         16.2 (Parties Bound). This Agreement shall be binding upon and inure to the benefit of these parties, together with their respective personal representatives, successors and assigns whomsoever.

         16.3 (Future Disputes). If any dispute hereafter arises as to the respective rights or obligations of the parties hereunder and if litigation is brought to interpret or enforce the same, then the prevailing party in that action shall be additionally entitled to recover Court costs, reasonable suit costs and reasonable attorney fees.

         16.4. (Survival of Covenants). Notwithstanding the releases given by these parties to one another, all of the undertakings, promises, commitments and covenants herein given and exchanged shall survive the closing of this transaction.

         16.5 (Representation of Capacity and Authority). By signing this document, each signatory represents that she, he or it has all of the requisite capacity and the authority to enter into the settlements and mutual releases, and additionally, there are no legal or administrative judgments, decisions, orders or matters pending which either prohibit or limit the ability of these parties to enter into and complete the within and foregoing settlements and releases. This representation by each party to the other is a substantial and material part of the consideration owing in this transaction.

         16.6 (Multiple Originals). The signatories may execute the same or different duplicate originals and when all parties have executed one or more of such facsimiles, then this Agreement shall have been formed and the parties bound thereby.

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17.      EFFECTIVE DATE. Notwithstanding the date or dates of execution here, the effective date of this transaction shall be as of the 13th day of March , 2001.


                                               /s/ Jennifer Roden
                                               -------------------
                                               JENNIFER RODEN


                                               /s/ Wayne Ford
                                               ---------------
                                               WAYNE FORD


                                               /s/ Thomas G. Watson
                                               ---------------------
                                               THOMAS G. WATSON


                                               /s/ Joseph Francella
                                               ---------------------
                                               JOSEPH FRANCELLA


                                               FIBR-PLAST CORPORATION

                                               By: /s/ Thomas G. Watson
                                                   ----------------------------
                                                   Thomas G . Watson, President

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                 IN THE DISTRICT COURT OF TULSA COUNTY, OKLAHOMA

JENNIFER RODEN                              )
                                            )
                  Plaintiff,                )
                                            )
vs                                          )    Case No. CS-2000-7068
                                            )
FIBR-PLAST CORPORATION,                     )
                                            )
                  Defendant.                )

                            DISMISSAL WITH PREJUDICE

         For valuable consideration paid, the receipt of which is hereby acknowledged, Plaintiff Jennifer Roden hereby dismisses this action with prejudice and at her cost. Plaintiff declares that she understands this action can not be hereafter re-filed, nor the claim herein hereafter asserted. Plaintiff also declares that this Dismissal with Prejudice is done pursuant to the terms of a Settlement Agreement and Mutual Releases between Plaintiff, Defendant and others.

         Dated:   3-13-01.              Signed: /s/ Jennifer Roden
                  -------                       -------------------------
                                                Jennifer Roden, Plaintiff

                                      JURAT


         Subscribed and sworn to before me, a Notary Public, on the 13th day of March, 2001.


                                                        /s/ Myron A. Molzen
                                                        ------------------------
                                                        Notary Public

My Commission Expires:

    7/7/02
----------------------
      (SEAL)

                               ASSIGNMENT OF STOCK
                               -------------------
                         (Without Attached Certificate)


The undersigned Wayne Ford, for valuable consideration paid, the receipt of which is hereby acknowledged, does hereby bargain, grant, sell, set over and transfer to Fibr-Plast Corporation, the following:

         (1) All shares of the capital stock of Fibr-Plast Corporation earlier issued to him at any prior time; and,

         (2) Any shares of stock of Fibr-Plast Corporation to which he is or may be entitled; and,

         (3) Any options, preemptive rights, first rights of refusal or other interests or claims to acquire additional stock of Fibr-Plast Corporation.

The undersigned hereby irrevocably designates and appoints the Secretary of Fibr-Plast Corporation as his agent and attorney-in-fact for the purpose of having, demanding, canceling and transferring all of said stock, shares, options first rights of refusal, interests and claims whatsoever; and, in this connection, to execute his name upon such stock certificates, stock assignments or other writings as shall be necessary, incident and convenient to accomplish the foregoing.

And, for the same consideration, the undersigned assignor does hereby represent and declare that he has not sold, assigned, transferred or encumbered any shares of stock of Fibr-Plast Corporation which either have earlier have been issued to him or to which he is or claims to be entitled.

Dated  13 March 2001                        Signed /s/ Wayne Ford
       -------------                               ---------------------

                                            Witnesses:

                                            /s/ Roger R. Scott
                                            ----------------------------

                                            ----------------------------


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         ASSIGNMENT OF PATENT, TRADEMARK AND COPYRIGHT CLAIMS

         For valuable consideration paid, the receipt of which is hereby acknowledged, the undersigned Wayne Ford, of the City of Tulsa, Tulsa County, Oklahoma, as assignor and grantor, does by these presents bargain, grant, sell, assign and set over to Fibr-Plast Corporation, an Oklahoma corporation, as assignee and grantee, all of the following:

         (1) Any patent, patent pending, design or concept for the manufacture of (client to furnish description of Fibr-Plast-type products):

         (2) Any patent, patent pending, design or concept for machinery to manufacture, extrude, process or produce (describe Fibr-Plast
                  - type products):

         (3) Any copyright or trademark, pending trademark, copyright or pending copyright involving the name Fibr-Plast or Fibr-Plast Corporation or Fibr-Plast Products or other use or application of the word Fibr-Plast.

         (4) Any copyright, pending copyright, trademark or pending trademark application covering any manuals, brochures or illustrative materials as to Fibr-Plast - type products or processes for manufacturing, extruding, processing or producing such materials.

         And for the same consideration, the undersigned Wayne Ford covenants and agrees to execute such further and additional assignments as shall be required by the

 United States Patent and Trademark Office to make and perfect the within and foregoing transfers and assignments.

February 6, 2001

Dated  13 March 2001                        Signed /s/ Wayne Ford
       -------------                               ---------------------
                                                     WAYNE FORD